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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-82448, 333-70633, 333-70641 and 33-70643 of The Buckle, Inc. on Form S-8 of
our report dated March 4, 2004, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended January 31, 2004.




DELOITTE & TOUCHE LLP

Omaha, Nebraska
April 13, 2004